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                               LOOMIS SAYLES FUNDS
                         LOOMIS SAYLES INVESTMENT TRUST


                     Supplement dated March 14, 2003 to the
                      Loomis Sayles Fixed Income Funds and
                         the Loomis Sayles Equity Funds
                                  Prospectuses
                             dated February 1, 2003


Effective April 1, 2003, Admin Class shares of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Small Cap Growth Fund (each a "Fund") will no longer be available for purchase. Admin Class shares of each Fund are expected to be converted to Retail Class shares of the Fund on or about May 21, 2003.